BROADBAND CAPITAL MANAGEMENT

August 14, 2008

Mr. Zhu Jian Hua, Chairman
Danyang Lihua Electron Co., Ltd.
Five Stars, Houxiang, Danyang , Jiangsu , China

Dear Mr Zhu:

AMENDMENT TO AGREEMENT BETWEEN DAN YANG LI HUA, AND BROADBAND CAPITAL ("AMENDMENT") DATED 8/14/2008

The exclusive placement agent agreement between Dan Yang Li Hua and Broadband Capital dated 7/19/2008, ("Agreement") is hereby amended, effective August 14, 2008 as follows. All terms and conditions in the Agreement that have not been amended by this Amendment shall remain in full force and effect.

Section 3(1) will be replaced with the following language: "5% of the number of shares sold in the financing for funds raised under $20MM with a strike price equal to the share price of the offering."

This amendment is entered into as an administrative measure to adjust for a contemplated 3:1 stock split.

Very truly yours,

Broadband Capital Management LLC

By: ______________________
Name: Michael Rapp
Title: Chairman

ACCEPTED AND AGREED TO: as of the date hereof: Aug. 19, 2008.

Dan Yang Li Hua

By: 朱建華
Name: Zhu Jianhua
Title: CEO

BROADBAND CAPITAL MANAGEMENT

August 14, 2008

Mr. Zhu Jian Hua, Chairman
Danyang Lihua Electron Co., Ltd.
Five Stars, Houxiang, Danyang , Jiangsu , China

Dear Mr Zhu:

AMENDMENT TO AGREEMENT BETWEEN DAN YANG LI HUA, AND BROADBAND CAPITAL ("AMENDMENT") DATED 8/14/2008

The exclusive placement agent agreement between Dan Yang Li Hua and Broadband Capital dated 7/19/2008, ("Agreement") is hereby amended, effective August 14, 2008 as follows. All terms and conditions in the Agreement that have not been amended by this Amendment shall remain in full force and effect.

Section 3(1) will be replaced with the following language: "5% of the number of shares sold in the financing for funds raised under $20MM with a strike price equal to the share price of the offering."

This amendment is entered into as an administrative measure to adjust for a contemplated 3:1 stock split.

Very truly yours,

Broadband Capital Management LLC

By: ______________________________
Name: Michael Rapp
Title: Chairman

ACCEPTED AND AGREED TO: as of the date hereof: _______________, 2008.

Dan Yang Li Hua

By: ______________________________
Name:
Title: